     Annual Meeting of Shareholders  Butler National Corporation  Tuesday – November 8, 201611:00 AM – Hilton Garden Inn – Olathe, KS

 Fiscal Year 2016 Annual Meeting of Shareholders   Agenda                CALL TO ORDER  Lunch IS AVAILABLE  BUSINESS MEETING  ADJOURN   Declaration of a Quorum  RESULTS OF VOTING  MANGEMENT discussion       7    6    5    4    3    2    1    November 8, 2016© Butler National Corporation

   Elect One Director for a Three (3) Year TermBradley K. Hoffman Ratify Selection of Auditors for Fiscal Year 2017RBSM, LLPAdvisory Vote on Compensation of Named ExecutivesApprove and Adopt the 2016 Equity Incentive Plan    Annual Meeting of Shareholders  Securities and Exchange Commission  November 8, 2016 © Butler National Corporation

   VOTING TABULATION AND RESULTS  November 8, 2016 © Butler National Corporation

 Fiscal Year 2016 Annual Meeting of Shareholders   Agenda                Lunch IS AVAILABLE  ADJOURN   RESULTS OF VOTING  MANGEMENT discussion       7    6    5    4        November 8, 2016© Butler National Corporation

 Corporate – Avionics/Defense – Aircraft Modifications  Our Offices      Butler National Corporation has an office and manufacturing operations at 4654 South Ash Ave., Tempe, Arizona in a 16,110 square foot owned facility.   TEMPE, ARIZONA      OLATHE, KANSAS      Avcon Industries, Inc. is located at 714 North Oliver Road, Newton, Kansas, in a 42,700 square foot leased facility of hangar and office space at the municipal airport in Newton, Kansas.  NEWTON, KANSAS  Our corporate headquarters are located in a 9,000 square foot owned facility for office and storage space at 19920 West 161st Street, in Olathe, Kansas.    3    2    1  November 8, 2016 © Butler National Corporation

   AEROSPACE PRODUCTS Aircraft Modification (Aircraft Modifications, Aircraft) Classic Aviation Products Avionics (Avionics) Defense Contracting & Electronics Classic Aviation ProductsPROFESSIONAL SERVICES Management Services (Gaming, Corporate) Indian Gaming Management Kansas State Owned Gaming - KELA BHCMC and BNC Architecture & Civil Engineering  Business  Segments  November 8, 2016 © Butler National Corporation

INTERNATIONAL

Aspects of Market


Social Network
Business
Networking
Transportation
Globalization

Butler National

34 International Markets

Last 5 years

- ALGERIA
- AUSTRALIA
- BOLIVIA
- BRAZIL
- BURKINA FASO
- CANADA
- CHILE
- COLOMBIA
- COSTA RICA
- DENMARK
- EL SALVADOR
- ETHIOPIA

- FRANCE
- GERMANY
- HONDURAS
- ICELAND
- INDIA
- INDONESIA
- ISRAEL
- ITALY
- KAZAKHSTAN
- LUXEMBURG
- MALAYSIA

- MEXICO
- NICARAGUA
- PANAMA
- PERU
- REP OF CHINA
- REP OF S. AFRICA
- SAUDI ARABIA
- SPAIN
- SWEDEN
- UKRAINE
- UNITED KINGDOM

November 8, 2016 © Butler National Corporation

   Avcon Industries, Inc. – Newton, Kansas  Aircraft Modifications – Stage 3 Noise  The Avcon Noise Suppressor STC permits Learjet 20 series aircraft to comply with 14 CFR Part 25 and Part 36 Stage 3 noise limits  November 8, 2016 © Butler National Corporation  Compliance Deadline December 31, 2015

   Avcon Industries, Inc. – Newton, Kansas  Aircraft Modifications  November 8, 2016 © Butler National Corporation

   Avcon Industries, Inc. – Newton, Kansas  Aircraft Modifications  November 8, 2016 © Butler National Corporation

 Avcon Industries, Inc. – Newton, Kansas  Product Support for Legacy Aircraft  The Avcon Noise Suppressor STC permits Learjet 20 series aircraft to comply with 14 CFR Part 25 and Part 36 Stage 3 noise limits  Product Enhancements   Diminishing Manufacturing Sources  Engineering Services  Keep Learjets airworthy & flying!  &  November 8, 2016 © Butler National Corporation

 Butler Avionics, Inc.  AVIONICS    NEW AND USED PRODUCTS - INSTALLATIONS - SERVICE  November 8, 2016 © Butler National Corporation  Lear 24, 25, 28, 31, 35, 36, 55  Lear 24, 25, 28, 31, 35, 36, 55  Cessna 421  TBM 700

 BUTLER NATIONAL  Apache/Longbow & Blackhawk HelicoptersGun Control, Testing Equipment, Cabling   Tempe, Arizona  November 8, 2016 © Butler National Corporation

   BOOT HILL CASINO & RESORT  Dodge City, Kansas  In fiscal 2015 Boot Hill Casino received gross receipts for the State of Kansas of $40.4 million compared to $40.5 million in fiscal 2014.Mandated fees, taxes and distributions reduced gross receipts by $13.6 million resulting in gaming revenue of $26.8 million in fiscal 2015 compared to $27.2 million in fiscal 2014, a decrease of 1.5%.  November 8, 2016 © Butler National Corporation

 The statements in this presentation may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended.  Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions.  Forward-looking statements are not guarantees of future performance or results.  They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. In evaluating such statements, a number of risks, uncertainties and other factors could cause actual results, performance, financial condition, cash flows, prospects and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements.  These risks, uncertainties and other factors include those set forth in Item 1A (Risk Factors) of Butler National Corporation’s Annual Report on Form 10-K and the Cautionary Statements filed by us as Exhibit 99 to such Annual Report on Form 10-K.Please also see Form 10-K and Exhibits for comprehensive Cautionary Statements  SEC Form 8-K filed Today, Nov 8, 2016  Butler National Corporation Cautionary Statement  November 8, 2016 © Butler National Corporation

 We are considering 4 sources of funds.Goal to have initial documents from 1 of 4 potential financial institutions in 4-8 weeks and closing shortly thereafter.Closing depends on many factors, including Regional Economic Conditions in the market area such as (a) Gas and Oil prices, (b) Grain prices and (c) Cattle prices.  SEC Form 8-K filed Today, Nov 8, 2016  BHCMC option to purchase Facility Lease  November 8, 2016 © Butler National Corporation

SEC Form 8-K filed Today, Nov 8, 2016

2016 Equity Incentive Plan



- 2016 Equity Incentive Plan replaces expired Incentive Plans
- Board of Directors (BOD) believes that BNC should have retention program for all levels of employees
- Compensation Committee of BOD makes incentive award final determination
- Award is for performance and retention

November 8, 2016 © Butler National Corporation

 Board of Directors considered the terms of the proposed Incentive Plan, discussed the merits of each provision and weighed several competing factors, including the lack of an existing incentive plan, the potential disruption to the business from the loss of key employees, the retention effect of long term equity incentives, and the desire to offer a competitive mixture of compensation. The Board of Directors concluded that the ability to offer tax preferential long-term incentives to the employees was a beneficial means to stimulate performance superior to other companies in the Corporation’s industry, to tie compensation to stockholder value creation and to encourage employee retention.  SEC Form 8-K filed Today, Nov 8, 2016  2016 Equity Incentive Plan  November 8, 2016 © Butler National Corporation

 The BOD is exploring separating the gaming operation of the Company into a separate public company. Although there can be no assurances that this separation will take place, the separation will not take place until after the close of the exercise of the option to purchase the gaming property.  SEC Form 8-K filed Today, Nov 8, 2016  Make Gaming a public company  November 8, 2016 © Butler National Corporation

 Services – Gaming – BHCMC (Boot Hill) Gas and Oil prices worldwide Weather West Texas north to Dakotas Grain prices worldwide Cattle prices worldwide Patron Attitude toward future of markets Job satisfaction of BHCMC team members   SEC Form 8-K filed Today, Nov 8, 2016  Certain Economic Drivers for Business Segments  November 8, 2016 © Butler National Corporation

SEC Form 8-K filed Today, Nov 8, 2016

Key Economic Drivers for Business Segments



- Aerospace – Avcon – BAI – Tempe
  - Gas and Oil prices worldwide
  - Special Mission – Worldwide stability
  - Global Government Interests
  - Refreshment of current aircraft fleets
  - Regulatory/Air Traffic Control Mandates
  - Technical Advances in Avionics
  - Overall Attitude toward discretionary income/spending

November 8, 2016 © Butler National Corporation

 1st – Complete BHCMC option to buy Facility Lease described in prior slide2nd – Negotiate a workable purchase and sale agreement at fair market value for the minority interest.3rd – There can be no assurance that the transactions will happen in this sequence or at all.  SEC Form 8-K filed Today, Nov 8, 2016  Purchase of the minority interest in BHCMC  November 8, 2016 © Butler National Corporation

 Not possible when sale or purchase would violate laws against insider trading.Section 10b of the Exchange Act and Rule 10b-5 thereunder makes deceptive activity pertaining to the purchase or sale of a security unlawful.Unlawful insider trading occurs when a person uses material non-public information obtained through employment or other involvement with a company to make decisions to purchase, sell or otherwise trade that company’s securities.Despite the disclosure of information today, management remains in possession of material non-public information.  SEC Form 8-K filed Today, Nov 8, 2016  Insider purchase and sale of Common Stock  November 8, 2016 © Butler National Corporation

SEC Form 8-K filed Today, Nov 8, 2016

Incentive 401(k) Match with BUKS stock or cash



- Retirement Plan is a requirement for hiring and retention of employees in BNC business segments
- Match encourages participation in the plan
- Stock match encourages loyalty to team
- Cash match reduces dilution but limits ability to fund product development and other Company needs

November 8, 2016 © Butler National Corporation

SEC Form 8-K filed Today, Nov 8, 2016

Outlook for the future by business segment

- Aerospace – Avcon – BAI – Tempe
  - Backlogs are strong through spring 2017
  - Refreshment of Learjet 30 and 60 series is happening for Special Mission fleets
  - Regulatory Mandate related to ADS-B (in/out)
  - World wide market is asking for more surveillance and defense support

November 8, 2016 © Butler National Corporation

Services – BHCMC (BHCR) and otherTeam members have ownership attitude Five year plan by month shows growthMarketing approach is resulting in actual revenue and profit growth over last yearNeed extension of contract in 8 yearsNeed to plan for competition from Oklahoma  SEC Form 8-K filed Today, Nov 8, 2016  Outlook for the future by business segment  November 8, 2016 © Butler National Corporation

 Management is recommending to Compensation Committee of the BOD:Engage an independent compensation consultant to review the current compensation levels and programCompensation should be competitive with industries in each business segmentThere are no planned Management retirements in the near future  SEC Form 8-K filed Today, Nov 8, 2016  Advisory vote on Executive Compensation  November 8, 2016 © Butler National Corporation

   LUNCH and Questions  November 8, 2016 © Butler National Corporation

 THANK YOU!  November 8, 2016 © Butler National Corporation